[USAA(REGISTERED TRADEMARK) LOGO APPEARS HERE.]




                              SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                      USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------
                               JANUARY 31, 2001



TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                       1
      FAREWELL FROM MICKEY ROTH                                  2
      MESSAGE FROM THE PRESIDENT                                 3
      INVESTMENT REVIEW                                          4
      MESSAGE FROM THE MANAGER                                   5
      FINANCIAL INFORMATION
         Categories and Definitions                              7
         Portfolio of Investments                                8
         Notes to Portfolio of Investments                      12
         Statement of Assets and Liabilities                    13
         Statement of Operations                                14
         Statements of Changes in Net Assets                    15
         Notes to Financial Statements                          16









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INTERMEDIATE-TERM BOND FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY
(IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.








         USAA FAMILY OF FUNDS SUMMARY


 FUND TYPE/NAME                        RISK
 ------------------------------------------------
              CAPITAL APPRECIATION
 ------------------------------------------------
 Aggressive Growth*              Very high
 Capital Growth                  Very high
 Emerging Markets                Very high
 First Start Growth              Moderate to high
 Gold                            Very high
 Growth                          Moderate to high
 Growth & Income                 Moderate
 International                   Moderate to high
 Science & Technology            Very high
 Small Cap Stock                 Very high
 World Growth                    Moderate to high
 ------------------------------------------------
                ASSET ALLOCATION
 ------------------------------------------------
 Balanced Strategy               Moderate
 Cornerstone Strategy            Moderate
 Growth and Tax Strategy         Moderate
 Growth Strategy                 Moderate to high
 Income Strategy                 Low to moderate
 ------------------------------------------------
                INCOME - TAXABLE
 ------------------------------------------------
 GNMA Trust                      Low to moderate
 High-Yield Opportunities        High
 Income                          Moderate
 Income Stock                    Moderate
 Intermediate-Term Bond          Low to moderate
 Short-Term Bond                 Low
 ------------------------------------------------
               INCOME - TAX EXEMPT
 ------------------------------------------------
 Long-Term                       Moderate
 Intermediate-Term               Low to moderate
 Short-Term                      Low
 State Bond/Income               Moderate
 ------------------------------------------------
                    INDEXES
 ------------------------------------------------
 Extended Market Index           High
 Global Titans Index             Moderate to high
 Nasdaq-100 Index                Very high
 S&P 500 Index                   Moderate
 ------------------------------------------------
                  MONEY MARKET
 ------------------------------------------------
 Money Market                    Low
 Tax Exempt Money Market         Low
 Treasury Money Market Trust     Low
 State Money Market              Low
 ------------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK) ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

* CLOSED TO NEW INVESTORS.








FAREWELL FROM MICKEY ROTH


[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, APPEARS HERE.]


Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,



Michael J.C. Roth, CFA




USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF  PRESIDENT AND VICE CHAIRMAN OF THE  BOARD, CHRISTOPHER W. CLAUS,
 APPEARS HERE.]


---------------------------------------
- Served USAA from 1994-2000
  as head of Investment Sales
  and Service

- Before joining USAA, was vice
  president of Equity Trading and
  Retirement Plans at Norwest
  Investment Services, Inc. (NISI)
  in Minneapolis, Minnesota

- Holds a master of business
  administration degree from the
  University of St. Thomas in
  St. Paul, Minnesota, and a
  bachelor of business
  administration degree from the
  University of Minnesota

- Holds NASD Series 7, 63, 24, 4,
  and 53 securities licenses

- Active member of the Mutual Fund
  Education Alliance and the
  Securities Industry Association

- Married with three children
---------------------------------------


Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account -- a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,



Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD










INVESTMENT REVIEW

USAA INTERMEDIATE-TERM BOND FUND

OBJECTIVE: High current income without undue risk to principal.

TYPES OF INVESTMENTS: Invests principally in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity between three to 10 years.

--------------------------------------------------------------------------------
                                            1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                             $81.8 Million        $63.9 Million
  Net Asset Value Per Share                 $10.17                $9.82
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
     7/31/00 TO 1/31/01            1 YEAR          SINCE INCEPTION ON 8/2/99
           7.55%(+)                11.89%                    8.84%
--------------------------------------------------------------------------------

(+) TOTAL  RETURNS  FOR PERIODS OF LESS THAN ONE YEAR ARE NOT  ANNUALIZED.  THIS
    SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund, the Lehman Aggregate Bond Index, and the Lipper Intermediate Investment Grade Debt Funds Average for the period of 08/02/1999 through 01/31/2001. The data points from the graph are as follows:


            USAA INTERMEDIATE-       LEHMAN AGGREGATE   LIPPER INTERMEDIATE INV.
             TERM BOND FUND              BOND INDEX       GRADE DEBT FUNDS AVG.
            ------------------       ----------------     ---------------------

08/02/99         $10,000                 $10,000               $10,000
01/31/00          10,147                  10,066                10,037
07/31/00          10,556                  10,597                10,464
01/31/01          11,353                  11,457                11,242

DATA SINCE INCEPTION ON 08/2/99 THROUGH 01/31/01.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INTERMEDIATE-TERM BOND FUND TO THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE. THE LEHMAN INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. THE LIPPER AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: PAUL LUNDMARK, CFA, APPEARS HERE.]


HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

As of January 31, 2001, the 12-month dividend yield for the USAA Intermediate-Term Bond Fund was 7.31% versus the average of 5.91% for other funds in the Lipper Intermediate-Term Investment Grade Debt Funds category. While the income compared favorably within its Lipper category, the total return slightly lagged its peers.


REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THIS PERIOD?

During the last half of 2000, we saw a turn in investors' attitudes about credit risk. The credit market acted like the economy was headed toward a hard landing or even a recession. This situation proved negative for non-Treasury securities such as corporate bonds and to a lesser extent mortgage- and asset-backed securities. In contrast, Treasury securities performed extremely well because of their perceived safe-haven status.

This January, the Federal Reserve Board (the Fed) cut overnight rates 1% in response to signs of a slowing economy. This cut caused investors to have a renewed interest in non-Treasury securities, because the Fed was seen as being proactive in preventing a severe economic downturn. During this period, corporates and other non-Treasury securities performed very well versus Treasuries.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

I manage the USAA Intermediate-Term Bond Fund so that income is the primary component of total return. During the last six months, I emphasized the spread sectors -- those parts of the fixed-income market that offer a yield advantage, or spread, over Treasury securities. I felt that they provided a better risk/reward than Treasuries. The biggest concentration was in corporate bonds, where I became more defensive. I increased the diversification so the Fund was less vulnerable to problems with any individual issue. I also focused on sound credit analysis and evaluated individual securities based on the market's sensitivity to deteriorating credit quality. I also looked for better credit quality and emphasized defensive sectors such as real estate investment trusts (REITs) and utility and energy bonds. Consistent with my philosophy, I did not bet on changes in the direction of interest rates. Because no one can consistently predict the course of interest rates, I made no dramatic changes in the maturity and duration of the portfolio. Instead, the emphasis was on looking for bonds that represented value in terms of risk and total return.

WHAT IS THE OUTLOOK?

While we have seen an economic slowdown, I still do not believe that a recession is a foregone conclusion. The recent Fed interest rate easings in January should help soften any downturn. I am looking for corporate bonds and mortgage- and asset-backed securities, and believe that there are good risk/reward securities available in the market.




                                  PORTFOLIO MIX
                                     1/31/01

A pie chart is shown here depicting the Portfolio Mix as of January 31, 2001 of the USAA Intermediate-Term Bond Fund to be:

CORPORATE & U.S. GOVERNMENT AGENCY BONDS - 87.5%; COLLATERALIZED MORTGAGE OBLIGATIONS - 4.8%; CASH EQUIVALENTS - 3.2%; AND ASSET-BACKED SECURITIES - 4.2%.


PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.









USAA INTERMEDIATE-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


BONDS - Debt securities issued by corporations or U.S. government agencies as a method of raising capital. Interest rates are constant to maturity. Prior to maturity, the market price of a bond generally varies inversely to the movement of interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES - Securities that represent ownership in a pool of mortgage or other loans. They differ from conventional bonds in that principal is paid back to the investor or payments are made on the underlying mortgages in the pool. Like other fixed-income securities, when interest rates rise, the value of asset-backed securities generally will decline. However, when interest rates decline, the value of asset-backed securities with prepayment features may not increase as much as other fixed-income securities.

CASH  EQUIVALENTS  -  Consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. government agencies. The interest rate is constant to maturity.

PORTFOLIO DESCRIPTION ABBREVIATIONS

   MTN   Medium-Term Note









USAA INTERMEDIATE-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)



 PRINCIPAL                                               COUPON                MARKET
  AMOUNT               SECURITY                           RATE     MATURITY     VALUE
--------------------------------------------------------------------------------------

                                  BONDS (87.5%)
                            CORPORATE BONDS (84.9%)
            AEROSPACE/DEFENSE (2.7%)
   $2,200   Coltec Industries, Inc., Senior Notes         7.50%    4/15/2008   $ 2,206
--------------------------------------------------------------------------------------
            AUTOMOBILES (1.3%)
    1,000   General Motors Corp., Notes                   7.20     1/15/2011     1,027
--------------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (9.7%)
    1,000   Compass Bank, MTN                             8.10     8/15/2009     1,009
    1,000   Corporacion Andina de Fomento,
              Global Bonds (Venezuela)                    6.75     3/15/2005     1,003
    2,000   Imperial Bancorp, Subordinated Capital Notes  8.50     4/01/2009     2,162
    1,000   Popular North America, Inc., MTN              7.38     9/15/2001     1,011
    1,000   Southtrust Bank, N.A., Callable/Putable
              Subordinated Notes                          6.57    12/15/2027       963
    1,950   Union Planters Bank, N.A.,
              Callable/Putable Subordinated Notes         6.50     3/15/2018     1,806
--------------------------------------------------------------------------------------
                                                                                 7,954
--------------------------------------------------------------------------------------
            BANKS - MONEY CENTER (2.4%)
    2,000   First Union Corp., Callable/Putable
              Subordinated Debentures                     6.18     2/15/2036     1,953
--------------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (1.2%)
    1,000   Comcast Cable Communications, Inc.,
              Senior Notes                                6.20    11/15/2008       972
--------------------------------------------------------------------------------------
            DISTRIBUTION - FOOD/HEALTH (1.3%)
    1,000   Supervalu Inc., Notes                         7.63     9/15/2004     1,029
--------------------------------------------------------------------------------------
            ELECTRIC UTILITIES (7.1%)
    2,000   Dominion Resources, Inc., VA, Bonds           8.13     6/15/2010     2,200
    1,000   Empire District Electric Co., Senior Notes    7.70    11/15/2004     1,048
    2,500   Pinnacle One Partners, L.P., Senior Note (a)  8.83     8/15/2004     2,586
--------------------------------------------------------------------------------------
                                                                                 5,834
--------------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (1.2%)
    1,000   EG&G, Inc., Notes                             6.80    10/15/2005     1,018
--------------------------------------------------------------------------------------
            ENTERTAINMENT (2.6%)
    1,000   Viacom, Inc., Senior Notes                    7.75     6/01/2005     1,058
    1,000   Viacom, Inc., Senior Notes                    7.70     7/30/2010     1,068
--------------------------------------------------------------------------------------
                                                                                 2,126
--------------------------------------------------------------------------------------
            FINANCE - CONSUMER (8.6%)
    2,000   Capital One Financial Corp., Notes            7.25    12/01/2003     1,982
    1,000   Capital One Financial Corp., Senior Notes     7.25     5/01/2006       956
    2,000   Ford Motor Credit Co., Notes                  7.38    10/28/2009     2,056
    1,000   Household Finance Corp., Global Notes         8.00     5/09/2005     1,061
    1,000   Household Finance Corp., Senior Notes         6.50    11/15/2008       986
--------------------------------------------------------------------------------------
                                                                                 7,041
--------------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (7.5%)
    2,000   Citigroup, Inc., Notes                        7.25    10/01/2010     2,105
    2,000   Heller Financial, Inc., Notes                 7.38    11/01/2009     2,039
    2,000   Newcourt Credit Group, Inc., Notes, Series B  6.88     2/16/2005     2,024
--------------------------------------------------------------------------------------
                                                                                 6,168
--------------------------------------------------------------------------------------
            HOMEBUILDING (1.4%)
    1,200   Pulte Corp., Senior Notes                     7.00    12/15/2003     1,183
--------------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (1.2%)
    1,000   Merrill Lynch & Co., Inc., Redeemable Notes   6.88    11/15/2018       971
--------------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (3.6%)
    1,000   EdperBrascan Corp., Notes                     7.13    12/16/2003       998
    2,000   Pactiv Corp., Notes                           7.20    12/15/2005     1,905
--------------------------------------------------------------------------------------
                                                                                 2,903
--------------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (8.1%)
    2,000   Limestone Electron Trust, Senior
              Secured Notes A                             8.63     3/15/2003     2,078
    2,500   Osprey Trust, Osprey I, Inc., Senior
              Notes (a)                                   8.31     1/15/2003     2,575
    2,000   Peoples Energy Corp., Notes (a)               6.90     1/15/2011     1,998
--------------------------------------------------------------------------------------
                                                                                 6,651
--------------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (2.7%)
    2,000   Phillips Petroleum Co., Notes                 8.50     5/25/2005     2,185
--------------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (1.2%)
    1,000   Woodside Finance Ltd., Notes (a)              6.60     4/15/2008       994
--------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (12.0%)
    1,105   American Health Properties, Inc., Notes       7.50     1/15/2007     1,061
    1,000   EOP Operating, L.P., Notes                    6.80     1/15/2009       979
    1,000   Health Care Properties Investors, Inc.,
              Senior Notes                                6.50     2/15/2006       947
    3,000   Nationwide Health Properties, Inc., MTN,
              Series B                                    7.60     5/10/2007     2,766
    1,000   Reckson Operating Partnership, L.P., Notes    7.75     3/15/2009       988
    3,400   TriNet Corporate Realty Trust, Inc., Notes    7.95     5/15/2006     3,090
--------------------------------------------------------------------------------------
                                                                                 9,831
--------------------------------------------------------------------------------------
            RETAIL - FOOD (1.3%)
    1,000   Safeway, Inc., Notes                          7.25     9/15/2004     1,040
--------------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (1.3%)
    1,000   Sovereign Bancorp, Inc., Senior Notes        10.25     5/15/2004     1,041
--------------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (2.2%)
    2,000   Service Master Co., Notes                     7.88     8/15/2009     1,832
--------------------------------------------------------------------------------------
            TELEPHONES (1.3%)
    1,000   Verizon Global Funding Corp., Notes           7.25    12/01/2010     1,051
--------------------------------------------------------------------------------------
            WASTE MANAGEMENT (3.0%)
    1,450   Waste Management, Inc., Notes                 6.13     7/15/2001     1,442
    1,000   Waste Management, Inc., Notes                 6.38    12/01/2003       987
--------------------------------------------------------------------------------------
                                                                                 2,429
--------------------------------------------------------------------------------------
            Total corporate bonds (cost: $66,892)                               69,439
--------------------------------------------------------------------------------------

                           U.S. GOVERNMENT AGENCY BONDS (2.6%)
    2,000   Federal National Mortgage Assn.
              (cost: $1,994)                              6.63    10/15/2007     2,109
--------------------------------------------------------------------------------------
            Total bonds (cost: $68,886)                                         71,548
--------------------------------------------------------------------------------------

                             ASSET-BACKED SECURITIES (4.2%)
    2,400   ARG Funding Corp., Series 1999-1A,
              Class A-3                                   6.02     5/20/2005     2,430
    1,000   LB Commercial Mortgage Trust,
              Commercial Mortgage Pass-Through
              Certificates, Series 1998 C-1, Class A-2    6.40     8/18/2007     1,015
--------------------------------------------------------------------------------------
            Total asset-backed securities (cost: $3,287)                         3,445
--------------------------------------------------------------------------------------

                       COLLATERALIZED MORTGAGE OBLIGATIONS (4.8%)
    1,000   Federal Home Loan Mortgage Corp., REMIC
              Trust, Series 2160 VC                       6.00     8/15/2013       987
    1,000   Federal National Mortgage Assn., REMIC
              Trust, Series 1999-25 VB                    6.00     4/25/2016       959
    1,000   Federal National Mortgage Assn., REMIC
              Trust, Series 1999-56 D                     7.00    12/18/2014     1,006
    1,000   Government National Mortgage Assn.,
              Series 1999-14 VD                           6.00     3/20/2014       980
--------------------------------------------------------------------------------------
            Total collateralized mortgage obligations (cost: $3,698)             3,932
--------------------------------------------------------------------------------------

                                CASH EQUIVALENTS (3.2%)
            COMMERCIAL PAPER
    2,598   Wheels, Inc. (a), (b) (cost: $2,598)          6.60     2/01/2001     2,598
--------------------------------------------------------------------------------------
            Total investments (cost: $78,469)                                 $ 81,523
======================================================================================














USAA INTERMEDIATE-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Callable/putable security - Provides the option for the underwriter to call the bonds at face value from the investor on a specified date prior to the bond's maturity. If the underwriter does not exercise the call option, the investor is obligated under the put feature to sell the bond back to the issuer at face value on that specified date. This mandatory put feature shortens the effective maturity of the security.

SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA INTERMEDIATE-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $78,469)   $ 81,523
   Cash                                                                           186
   Receivables:
      Capital shares sold                                                         216
      Interest                                                                  1,382
                                                                             --------
         Total assets                                                          83,307
                                                                             --------

LIABILITIES

   Securities purchased                                                         1,417
   Capital shares redeemed                                                          1
   USAA Transfer Agency Company                                                     7
   Accounts payable and accrued expenses                                           17
   Dividends on capital shares                                                    105
                                                                             --------
         Total liabilities                                                      1,547
                                                                             --------
            Net assets applicable to capital shares outstanding              $ 81,760
                                                                             ========

REPRESENTED BY

   Paid-in capital                                                           $ 79,866
   Accumulated net realized loss on investments                                (1,160)
   Net unrealized appreciation of investments                                   3,054
                                                                             --------
            Net assets applicable to capital shares outstanding              $ 81,760
                                                                             ========
   Capital shares outstanding                                                   8,038
                                                                             ========
   Authorized shares of $.01 par value                                        100,000
                                                                             ========
   Net asset value, redemption price, and offering price per share           $  10.17
                                                                             ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA INTERMEDIATE-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)



NET INVESTMENT INCOME

   Interest                                            $ 2,715
                                                       -------
   Expenses:
      Management fees                                      161
      Transfer agent's fees                                 35
      Custodian's fees                                      28
      Postage                                                4
      Shareholder reporting fees                             7
      Directors' fees                                        2
      Registration fees                                     18
      Professional fees                                     17
      Other                                                  1
                                                       -------
         Total expenses before reimbursement               273
      Expenses reimbursed                                  (52)
                                                       -------
         Total expenses after reimbursement                221
                                                       -------
            Net investment income                        2,494
                                                       -------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS

   Net realized loss                                    (1,092)
   Change in net unrealized appreciation/depreciation    3,718
                                                       -------
            Net realized and unrealized gain             2,626
                                                       -------
Increase in net assets resulting from operations       $ 5,120
                                                       =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INTERMEDIATE-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND PERIOD ENDED JULY 31, 2000*
(UNAUDITED)


                                            1/31/2001   7/31/2000*
                                            ---------------------
FROM OPERATIONS

   Net investment income                    $  2,494    $  3,233
   Net realized loss on investments           (1,092)        (68)
   Change in net unrealized appreciation/
      depreciation of investments              3,718        (664)
                                            --------------------
         Increase in net assets resulting
            from operations                    5,120       2,501
                                            --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                      (2,556)     (3,233)
                                            --------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                  33,552      76,936
   Reinvested dividends                        1,849       1,369
   Cost of shares redeemed                   (20,077)    (13,701)
                                            --------------------
         Increase in net assets from
            capital share transactions        15,324      64,604
                                            --------------------
Net increase in net assets                    17,888      63,872

NET ASSETS

   Beginning of period                        63,872         -
                                            --------------------
   End of period                            $ 81,760    $ 63,872
                                            ====================

ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT INCOME

   End of period                            $    -      $     62
                                            ====================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                 3,391       7,760
   Shares issued for dividends reinvested        187         139
   Shares redeemed                            (2,045)     (1,394)
                                            --------------------
         Increase in shares outstanding        1,533       6,505
                                            ====================


* FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA INTERMEDIATE-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Intermediate-Term Bond Fund (the Fund). The Fund's investment objective is high current income without undue risk to principal. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity between three and 10 years.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $68,000, which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $21,629,000 and $7,119,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $3,204,000 and $150,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.65% of its annual average net assets through December 1, 2001, and accordingly has waived a portion of its management fee. In subsequent periods, the Manager may recover from the Fund all or a portion of expenses waived or reimbursed, provided that such recovery is made not later than three years from the Fund's inception date of August 2, 1999, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.65% of the Fund's average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premium and discounts on all fixed-income securities and classify as interest income gains and losses realized on mortgage-backed securities. The Fund had adopted this requirement at its inception date; therefore, this requirement has no impact on the Fund's financial statements.

(8) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout the period is as follows:



                                              SIX-MONTH
                                             PERIOD ENDED    PERIOD ENDED
                                              JANUARY 31,       JULY 31,
                                             ----------------------------
                                                 2001             2000*
                                             ----------------------------
Net asset value at beginning of period         $  9.82          $ 10.00
Net investment income                              .37              .72
Net realized and unrealized gain (loss)            .36             (.18)
Distributions from net investment income          (.38)            (.72)
                                             ----------------------------
Net asset value at end of period               $ 10.17          $  9.82
                                             ============================
Total return (%)**                                7.55             5.56
Net assets at end of period (000)              $81,760          $63,872
Ratio of expenses to average net assets (%)        .65(a)           .65
Ratio of expenses to average net assets,
   excluding reimbursements (%)                    .80(a)          1.03
Ratio of net investment income
   to average net assets (%)                      7.32(a)          7.37
Portfolio turnover (%)                           10.93             8.60



  * FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.
 ** ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.
(a) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                         LEGAL COUNSEL
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

CUSTODIAN                              INDEPENDENT AUDITORS
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS             INTERNET ACCESS
Call toll free - Central Time          USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777





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